UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

111 Congress Avenue, Suite 500

Austin, Texas 78701

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

700 Veterans Memorial Hwy, Suite 100

Hauppauge, New York 11788

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FWDI	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2026, the Board of Directors (the “Board”) of Forward Industries, Inc. (the “Company”) approved grants of stock options to certain of the Company’s directors under the Company’s 2021 Equity Incentive Plan.

Sangita Shah, Keith Johnson and Michael Pruitt were each granted 100,000 five-year stock options in consideration for their service as a member of the Board. Additionally, Ms. Shah and Mr. Keith Johnson were each granted 25,000 five-year stock options in consideration for their service on the Company’s Audit and Risk Committee and 25,000 five-year stock options in consideration for their service on the Company’s Compensation Committee (50,000 stock options each in total for committee service). The stock options are non-qualified stock options with an exercise price of $5.02 per share.

The stock options vest in four equal quarterly installments of 25% each, with the first vesting date being three months from the date of grant, subject to the applicable director’s continued service on the Board or committee through each applicable vesting date.

Additionally, on March 13, 2026, the Company and Michael Pruitt, the Company’s interim Chief Executive Officer, agreed to an amendment to Mr. Pruitt’s Employment Agreement to provide that: (i) the term of the Employment Agreement was extended until June 30, 2026; and (ii) the term thereafter automatically renewing for successive three-month periods (each renewal extending the term by an additional three months, with the first such renewal extending the term until September 30, 2026) unless either party provides written notice of non-renewal to the other party at least 30 days prior to the expiration of the then-current term.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: March 13, 2026	By:	/s/ Kathleen Weisberg
Name: Kathleen Weisberg
Title: Chief Financial Officer

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